Goodwill	12 Months Ended
Mar. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
5 - Goodwill
As of March 31, 2025 and 2024, the Company had a goodwill balance of $1,620 million and $1,625 million, respectively. The period-over-period changes in goodwill for the fiscal years ended March 31, 2025 and 2024 were due to foreign currency translation adjustments. The Company did not record any goodwill impairment for the fiscal years ended March 31, 2025, 2024, and 2023.